EXHIBIT 10.1

AMENDMENT NO. 4 TO CREDIT AGREEMENT

This Amendment No. 4 to Credit Agreement, dated as of April 24, 2013, (this “Amendment”), is entered into by GLOBAL GEOPHYSICAL SERVICES, INC., a Delaware corporation (the “Borrower”), the lenders party to the Credit Agreement described below, and BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”), Swing Line Lender and L/C Issuer.

INTRODUCTION

Reference is made to the Credit Agreement dated as of April 30, 2010 (as modified from time to time, the “Credit Agreement”), among the Borrower, the lenders from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the Administrative Agent.

Barclays Bank PLC (“Barclays”) has a Commitment under the Credit Agreement of $17,500,000 which is scheduled to terminate on the Maturity Date.  Barclays intends to assign to Bank of America, N.A. (“BofA”), and BofA intends to assume, $12,500,000 of that Commitment (such amount, the “Assigned Amount”), subject to the execution of this Amendment.

The Borrower has requested, and BofA has agreed, to extend the expiration of the Assigned Amount on the terms and conditions set forth herein.

In connection with the foregoing, the Lenders and the Administrative Agent have agreed on the terms and conditions set forth herein, to make certain amendments to the Credit Agreement.

THEREFORE, in connection with the foregoing and for other good and valuable consideration, the Borrower, the Lenders, and the Administrative Agent hereby agree as follows:

Section 1. Definitions; References.  Unless otherwise defined in this Amendment, each term used in this Amendment that is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement.

Section 2. Amendment of Credit Agreement.

(a) Section 1.01 of the Credit Agreement is hereby amended by inserting the following definitions in appropriate alphabetical order:

“Fourth Amendment” means Amendment No. 4 to Credit Agreement dated as of April 24, 2013, among the Borrower, the Lenders party thereto, the Administrative Agent, the Swing Line Lender and the L/C Issuer.

“Fourth Amendment Effective Date” means April 24, 2013.

“Interim Extended Commitment” means any Commitment which terminates on the Interim Extended Maturity Date (or earlier termination of the Extended Availability Period).

“Interim Extended Maturity Date” means September 30, 2013; provided, however, that if such date is not a Business Day, the Interim Extended Maturity Date shall be the next preceding Business Day.

“Interim Extending Lender” means, at any time, any Lender to the extent it has an Interim Extended Commitment at such time.  Schedule 2.01 to the Fourth Amendment sets forth the Interim Extending Lenders as of the Fourth Amendment Effective Date, under the heading “Extending Lenders”.

(b) Section 1.01 of the Credit Agreement is hereby further amended by:

(i) deleting the definition of “Applicable Percentage” in its entirety and replacing it with the following:

“Applicable Percentage” means, with respect to any Lender at any time, the percentage (carried out to the ninth decimal place) of the Aggregate Commitments represented by such Lender's Commitment at such time, subject to adjustment as provided in Section 2.16.  If the commitment of each Lender to make Loans and the obligation of the L/C Issuers to make L/C Credit Extensions have been terminated pursuant to Section 8.02, or if the Commitments have expired, then the Applicable Percentage of each Lender in respect of the Aggregate Commitments shall be determined based on the Applicable Percentage of such Lender in respect of the Aggregate Commitments most recently in effect, giving effect to any subsequent assignments; provided, that after the Commitment of any Non-Extending Lender or Interim Extending Lender shall have expired or terminated (other than pursuant to Section 8.02 hereof) and all Obligations owed to such Non-Extending Lender or Interim Extending Lender, as applicable, have been paid in full, or shall have been reduced in accordance with Section 2.06 (i) the Applicable Percentage of such Non-Extending Lender or Interim Extending Lender, as applicable, for purposes of Section 10.04(c) hereof shall be its Applicable Percentage immediately prior to such date, and (ii) the Applicable Percentages of the Extending Lenders (and any unfunded risk participations based thereon) shall automatically be appropriately adjusted for all other purposes to reflect the termination or reduction, as applicable of the Commitments of the Non-Extending Lenders or Interim Extending Lenders, as applicable.  The Applicable Percentage of each Lender as of the Fourth Amendment Effective Date is set forth opposite the name of such Lender on Schedule 2.01 or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable.

(ii) deleting the definition of “Extended Availability Period” in its entirety and replacing it with the following:

“Extended Availability Period” means, (i) in respect of the portion of the Aggregate Commitments comprised of Interim Extended Commitments, the period from and including the Closing Date to the earliest of (A) the Interim Extended Maturity Date, (B) the date of termination of the Commitments pursuant to Section 2.06, and (C) the date of termination of the commitment of each Lender to make Revolving Credit Loans and of the obligation of the L/C Issuers to make L/C Credit Extensions pursuant to Section 8.02 and (ii) in respect of the portion of the Aggregate Commitments comprised of Extended Commitments, the period from and including the Closing Date to the earliest of (A) the Extended Maturity Date, (B) the date of termination of the Commitments pursuant to Section 2.06, and (C) the date of termination of the commitment of each Lender to make Revolving Credit Loans and of the obligation of the L/C Issuers to make L/C Credit Extensions pursuant to Section 8.02.

(iii) deleting the definition of “Extending Lender” in its entirety and replacing it with the following:

“Extending Lender” means, at any time, any Lender to the extent it has an Extended Commitment at such time.  Schedule 2.01 to the Fourth Amendment sets forth the Extending Lenders as of the Fourth Amendment Effective Date, under the heading “Extending Lenders”.

(iv) deleting the reference to “Maturity Date” in the definition of “Disqualified Stock” and replacing it with a reference to “Extended Maturity Date”;

(v) deleting the definition of “Interest Payment Date” in its entirety and replacing it with the following:

“Interest Payment Date” means, (a) as to any Eurodollar Rate Loan, the last day of each Interest Period applicable to such Loan and the Maturity Date, the Interim Extended Maturity Date or the Extended Maturity Date, as applicable; provided, however, that if any Interest Period for a Eurodollar Rate Loan exceeds three months, the respective dates that fall every three months after the beginning of such Interest Period shall also be Interest Payment Dates; and (b) as to any Base Rate Loan or Swing Line Loan, the last Business Day of each March, June, September and December and the Maturity Date, Interim Extended Maturity Date or Extended Maturity Date, as applicable.

(vi) replacing clause (c) of the definition of “Interest Period” in its entirety with the following:

(c)           no Interest Period shall extend beyond, initially, the Maturity Date, and thereafter, the Interim Extended Maturity Date or the Extended Maturity Date, as applicable.

(vii) deleting the definition of “Non-Extending Lender” in its entirety and replacing it with the following:

“Non-Extending Lender” means, at any time, any Lender to the extent it has a Non-Extended Commitment at such time.  Schedule 2.01 to the Fourth Amendment sets forth the Non-Extending Lenders as of the Fourth Amendment Effective Date, under the heading “Non-Extending Lenders”.

(c) Section 2.01 of the Credit Agreement is hereby amended by deleting such Section in its entirety and replacing it with the following:

2.01 The Loans.  Subject to the terms and conditions set forth herein, each Lender severally agrees to make loans (each such loan, a “Revolving Credit Loan”) to the Borrower from time to time, on any Business Day during the Availability Period, in the case of each Non-Extending Lender, or Extended Availability Period, in the case of each Interim Extending Lender or Extending Lender, as applicable, in an aggregate amount not to exceed at any time outstanding the amount of such Lender's Commitment; provided, however, that after giving effect to any Revolving Credit Borrowing, (i) the Total Outstandings shall not exceed the Aggregate Commitments, and (ii) the aggregate Outstanding Amount of the Revolving Credit Loans of any Lender, plus such Lender's Applicable Percentage of the Outstanding Amount of all L/C Obligations, plus such Lender's Applicable Percentage of the Outstanding Amount of all Swing Line Loans shall not exceed such Lender's Commitment.  Within the limits of each Lender's Commitment, and subject to the other terms and conditions hereof, the Borrower may borrow under this Section 2.01, prepay under Section 2.05, and reborrow under this Section 2.01.  Revolving Credit Loans may be Base Rate Loans or Eurodollar Rate Loans, as further provided herein.

(d) Section 2.07(a) of the Credit Agreement is hereby amended by deleting such clause (a) in its entirety and replacing it with the following:

(a) Revolving Credit Loans.  The Borrower shall repay to (i) the Non-Extending Lenders on the Maturity Date the aggregate principal amount of all Revolving Credit Loans made by the Non-Extending Lenders outstanding on such date, (ii) the Interim Extending Lenders on the Interim Extended Maturity Date the aggregate principal amount of all Revolving Credit Loans made by the Interim Extending Lenders outstanding on such date and (iii) the Extending Lenders on the Extended Maturity Date the aggregate principal amount of all Revolving Credit Loans made by the Extending Lenders outstanding on such date.

(e) The Credit Agreement is hereby amended by deleting the reference to “Maturity Date” in Section 6.01(c) and replacing it with a reference to “Extended Maturity Date”.

(f) The Credit Agreement is hereby amended by deleting the reference to “Maturity Date” in Section 7.02(i) and replacing it with a reference to “Extended Maturity Date”.

(g) The Credit Agreement is hereby amended by replacing Schedule 2.01 in its entirety with Schedule 2.01 attached hereto.

Section 3. Extension of Assigned Amount.  The extension of the expiration of the Assigned Amount is hereby effective immediately upon the effective date of the assignment thereof, extended to the Interim Maturity Date.

Section 4. Lender Credit Decision.  Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender and based on the financial statements referred to in Section 6.01 of the Credit Agreement and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Amendment and to agree to the various matters set forth herein.  Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement.

Section 5. Representations and Warranties.  The Borrower represents and warrants that (a) the execution, delivery, and performance of this Amendment by each Loan Party are within the corporate or equivalent power and authority of such Loan Party and have been duly authorized by all necessary corporate or other organizational action; (b) this Amendment, and the Credit Agreement as amended hereby, constitute legal, valid, and binding obligations of each Loan Party, enforceable against each Loan Party in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws of general applicability affecting the enforcement of creditors' rights and the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or law); (c) the representations and warranties of the Borrower and each other Loan Party contained in each Loan Document are true and correct in all material respects as of the date of this Amendment, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date; (d) no Default or Event of Default exists under the Loan Documents; and (e) the Liens under the Collateral Documents are valid and subsisting.

Section 6. Effect on Credit Documents.  Except as amended herein, the Credit Agreement and all other Loan Documents remain in full force and effect as originally executed.  Nothing herein shall act as a waiver of any of the Administrative Agent's or any Lender's rights under the Loan Documents as amended, including the waiver of any default or event of default, however denominated.  The Borrower acknowledges and agrees that this Amendment shall in no manner impair or affect the validity or enforceability of the Credit Agreement.  This Amendment is a Loan Document for the purposes of the provisions of the other Loan Documents.  Without limiting the foregoing, any breach of representations, warranties, and covenants under this Amendment may be a default or event of default under the other Loan Documents.

Section 7. Effectiveness.  This Amendment shall become effective, and the Credit Agreement shall be amended as provided for herein, upon the satisfaction on or prior to April 24, 2013, of the following conditions:

(a) the Administrative Agent (or its counsel) shall have received (i) counterparts hereof duly executed and delivered by a duly authorized officer of the Borrower, each Guarantor, and by the Lenders whose consent is required to effect the amendments contemplated hereby;

(b) the Administrative Agent (or its counsel) shall have received each of the items listed on the Closing Documents List attached hereto as Annex I, each in form and substance reasonably acceptable to the Administrative Agent and, where applicable, duly executed and delivered by a duly authorized officer of each applicable Loan Party; and

(c) the Administrative Agent shall have received, or shall concurrently receive for the account of the applicable Person, payment of all fees and expenses payable in connection with this Amendment.

Section 8. Reaffirmation of Guaranty.  By its signature hereto, each Guarantor represents and warrants that such Guarantor has no defense to the enforcement of the Guaranty, and that according to its terms the Guaranty will continue in full force and effect to guaranty the Borrower's obligations under the Credit Agreement and the other amounts described in the Guaranty following the execution of this Amendment.

Section 9. Governing Law.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

Section 10. Miscellaneous.  The miscellaneous provisions set forth in Article X of the Credit Agreement apply to this Amendment.  This Amendment may be signed in any number of counterparts, each of which shall be an original, and may be executed and delivered electronically and by telecopier.

Section 11. ENTIRE AGREEMENT.  THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[signature pages follow]

EXECUTED as of the first date above written.

GLOBAL GEOPHYSICAL SERVICES, INC.

By: /s/ P. Mathew Verghese
Name: P. Mathew Verghese
Title: Sr. VP & CFO

Signature Page to Amendment No. 4 to Credit Agreement

AUTOSEIS DEVELOPMENT COMPANY

By: /s/ P. Mathew Verghese
Name: P. Mathew Verghese
Title: Sr. VP & CFO

AUTOSEIS, INC.

By: /s/ P. Mathew Verghese
Name: P. Mathew Verghese
Title: Sr. VP & CFO

GGS INTERNATIONAL HOLDINGS, INC.

By: /s/ P. Mathew Verghese
Name: P. Mathew Verghese
Title: Sr. VP & CFO

GLOBAL EURASIA, LLC

By: /s/ P. Mathew Verghese
Name: P. Mathew Verghese
Title: Sr. VP & CFO

GLOBAL MICROSEISMIC SERVICES, INC.

By: /s/ P. Mathew Verghese
Name: P. Mathew Verghese
Title: Sr. VP & CFO

PAISANO LEASE CO., INC.

By: /s/ P. Mathew Verghese
Name: P. Mathew Verghese
Title: Sr. VP & CFO

Signature Page to Amendment No. 4 to Credit Agreement

BANK OF AMERICA, N.A., as Administrative Agent

By: /s/ Darleen R. Parmelle
Name: Darleen R. Parmelle
Title: Assistant Vice President

Signature Page to Amendment No. 4 to Credit Agreement

BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swing Line Lender

By: /s/ Julie Castano
Name: Julie Castano
Title: SVP

Signature Page to Amendment No. 4 to Credit Agreement

BARCLAYS BANK PLC

By: /s/ May Huang
Name: May Huang
Title: AVP

Signature Page to Amendment No. 4 to Credit Agreement

CITIBANK, N.A.

By: /s/ Scott Gildea
Name: Scott Gildea
Title: Senior Vice President

Signature Page to Amendment No. 4 to Credit Agreement

SCHEDULE 2.01

COMMITMENTS
AND APPLICABLE PERCENTAGES

Extending Lender	Non-Extending Lender	Interim Extending Lender	Non-Extended Commitment	Interim Extended Commitment	Extended Commitment	All Commitments	Pro Rata Share – Non-Extended Commitment	Pro Rata Share – Extended Commitment	Pro Rata Share – Interim Extended Commitment	Pro Rata Share- All Commitments
Bank of America, N.A.			-----------------	----------------	$25,000,000	$25,000,000.00	-----------------	37.037037037%	----------------	29.411764706%
		Bank of America, N.A.	----------------	$12,500,000	----------------	$12,500,000.00	----------------	----------------	100.000000000%	14.705882353%
	Barclays Bank PLC		$5,000,000	----------------	----------------	$5,000,000.00	100.000000000%	-----------------	----------------	5.882352941%
Credit Suisse			-----------------	----------------	$17,500,000	$17,500,000.00	-----------------	25.925925926%	----------------	20.588235294%
Citibank, N.A.			-----------------	----------------	$25,000,000	$25,000,000.00	-----------------	37.037037037%	----------------	29.411764706%
Total			$5,000,000	$12,500,000	$67,500,000	$85,000,000.00	100.000000000%	100.000000000%	100.000000000%	100.000000000%

Schedule 2.01 to Amendment No. 4 to Credit Agreement

  ANNEX I

CLOSING DOCUMENT LIST

Amendment No. 4
to
Credit Agreement
Dated April 24, 2013, among

Global Geophysical Services, Inc., as Borrower,
the Guarantors,
the Lenders, and
Bank of America, N.A., as Administrative Agent

Borrower	=	Global Geophysical Services, Inc.
Agent	=	Bank of America, N.A., as Administrative Agent
Guarantors	=	Autoseis, Inc., GGS International Holdings, Inc., Global Microseismic Services, Inc., Global Eurasia, LLC, Paisano Lease Co., Inc., and Autoseis Development Company
B&G	=	Bracewell & Giuliani LLP, Agent's counsel

#	Document	Responsible Party
1.	Amendment No. 4 to Credit Agreement Schedule 2.01 – Commitments and Applicable Percentages Annex I – Closing Documents List	B&G
2.	Amendment No. 4 to U.S. First Preferred Fleet Mortgage, attaching a copy of Amendment No. 4 to the Credit Agreement	B&G
3.	Assignment and Assumption Agreement between Barclays Bank PLC and Bank of America, N.A.	B&G
4.
Secretary’s Certificate of Borrower:
     a.     Certifying that the Certificate of Incorporation andBylaws of the Borrower have not been amendedsince the Third Amendment and are in full force andeffect
     b.     Resolutions
     c.     Certifying that the signature and Incumbency ofofficers remain in full force and effect since theThird Amendment
Borrower

Annex I to Amendment No. 4 to Credit Agreement

#	Document	Document
5.
Secretary’s Certificate of each Guarantor:
     a.     Certifying that the Certificate of Incorporation andBylaws of such Guarantor have not been amendedsince the Third Amendment and are in full force andeffect
     b.     Resolutions
     c.     Certifying that the signature and Incumbency ofofficers remain in full force and effect since theThird Amendment
Guarantors
6.
Certificate of a Responsible Officer of Borrower, certifying the following:

(a) that, before and after giving effect to the Amendment, the representations and warranties contained in Article V of the Credit Agreement and the other Loan Documents are true and correct on and as of the Amendment’s effective date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date; and

(b) that, before and after giving effect to the Amendment, no Default exists.

Borrower

Annex I to Amendment No. 4 to Credit Agreement